UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2026

CLENE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39834	85-2828339
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6550 South Millrock Drive, Suite G50 Salt Lake City, Utah		84121
(Address of principal executive offices)		(Zip Code)
(801) 676-9695
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CLNN	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On May 4, 2026, Clene Inc. (the “Company”) issued a press release announcing that after a successful meeting with the U.S. Food and Drug Administration (“FDA”), the Company plans to file an accelerated approval New Drug Application (“NDA”) in amyotrophic lateral sclerosis (“ALS”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”) and is incorporated herein by reference.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933 (the “Securities Act”), as amended, regardless of any general incorporation language in any such filings, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

As previously reported, the FDA granted to the Company a Type C in-person meeting to, among other things, discuss the ability of the Company to file an NDA for ALS under an accelerated approval pathway. The Company today announced receipt of final meeting minutes following its recent Type C meeting with the FDA.

During the meeting and confirmed in the final meeting minutes, the FDA stated that Clene’s “proposed data may be capable of supporting the submission and review of an [New Drug Application (NDA)] under the accelerated approval pathway for the treatment of ALS.” The FDA reminded the Company that the submission should demonstrate the effectiveness of an effect of CNM-Au8 on neurofilament light (“NfL”) and show that the magnitude of change in NfL is reasonably likely to predict clinical benefits in patients with ALS. The Company intends to submit its NDA in the third quarter of 2026, which will remain a matter of FDA review.

The Agency also noted that “NfL could potentially serve as a reasonably likely surrogate endpoint to support (an) accelerated approval.” This submission would occur under the Subpart H accelerated approval pathway (21 CFR 314.510) in ALS. The Agency has also requested that the Company provide additional information in its NDA, including to support a connection between the reported magnitude of reduction in NfL and clinical benefit, which the Company has prepared and will include in the submission.

The Company is conducting the Phase 3 confirmatory study for CNM-Au8, which it intends to commence in the first quarter of 2027. The planned NDA submission will be supported by NfL biomarker and clinical data from the Phase 2 HEALEY ALS Platform Trial and its open-label extension, as well as the Phase 2 RESCUE-ALS Trial, and the National Institute of Health-sponsored Expanded Access Protocol for CNM-Au8. Supporting data include reductions in plasma NfL associated with longer survival in the open-label extension and additional clinical outcomes. CNM-Au8 has previously received Orphan Drug Designation from the FDA for the treatment of ALS.

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Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act which are intended to be covered by the “safe harbor” provisions created by those laws. Clene’s forward-looking statements include, but are not limited to, statements regarding the timing of the Company’s NDA submission, that the biomarker findings support an NDA submission, and the timing of the initiation of the Phase 3 trial. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements represent our views as of the date of this Current Report and involve a number of judgments, risks and uncertainties. We anticipate that subsequent events and developments will cause our views to change. We undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include general market conditions, whether clinical trials demonstrate the efficacy and safety of our drug candidates to the satisfaction of regulatory authorities, or do not otherwise produce positive results which may cause us to incur additional costs or experience delays in completing, or ultimately be unable to complete the development and commercialization of our drug candidates; the clinical results for our drug candidates, which may not support further development or marketing approval; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval; our ability to achieve commercial success for our drug candidates, if approved; our limited operating history and our ability to obtain additional funding for operations and to complete the development and commercialization of our drug candidates; and other risks and uncertainties set forth in “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this Current Report, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and you are cautioned not to rely unduly upon these statements. All information in this Current Report is as of the date of this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press release, dated May 4, 2026, announcing after successful FDA meeting, Clene filing accelerated approval NDA for ALS.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLENE INC.

Date: May 4, 2026	By:	/s/ Robert Etherington
Robert Etherington
President and Chief Executive Officer

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